UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             _______________________

                                 AMENDMENT NO. 1

                                       TO

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 15, 2004

                             ORION HEALTHCORP, INC.
                           (formerly SurgiCare, Inc.)

           -----------------------------------------------------------

             (Exact name of registrant as specified in its charter)

         Delaware                   001-16587                58-1597246
         --------                   ---------                ----------
(State or other jurisdiction of    (Commission            (I.R.S. Employer
of incorporation or organization)   File Number)          Identification No.)

                        1805 Old Alabama Road, Suite 350
                             Roswell, Georgia 30076

         ---------------------------------------------------------------

               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (678) 832-1800

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.       Financial Statements and Exhibits.

     This Current Report on Form 8-K/A is being filed to amend the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 21, 2004 to add the following required financial statements:

(a)  Financial statements of businesses acquired.


     Attached hereto as Exhibit 99.1 are the unaudited balance sheet of Integrated Physician Solutions, Inc.("IPS") as of September 30, 2004 and the related statements of income, redeemable convertible preferred stock and stockholders' deficit and cash flows for the nine and three months ended September 30, 2004 & 2003. The audited balance sheets of IPS as of December 31, 2003 & 2002 and the related statements of income, redeemable convertible preferred stock and stockholders' deficit and cash flows for the years ended December 31, 2003 & 2002 were included in the proxy statement on Form DEFM14A filed on September 10, 2004 and are incorporated here by reference.

     Attached hereto as Exhibit 99.2 are the unaudited balance sheet of Dennis Cain Physician Solutions, Ltd. ("DCPS") as of September 30, 2004 and the related statements of income, owner's equity and cash flows for the nine and three months ended September 30, 2004 & 2003. The audited balance sheets of DCPS as of December 31, 2003 & 2002 and the related statements of income, owner's equity and cash flows for the years ended December 31, 2003 & 2002 were included in the proxy statement on Form DEFM14A filed on September 10, 2004 and are incorporated here by reference.

     Attached hereto as Exhibit 99.3 are the unaudited balance sheet of Medical Billing Services, Inc. ("MBS") as of September 30, 2004 and the related statements of income, stockholders' equity and cash flows for the twelve months ended September 30, 2004 & 2003. The audited balance sheets of MBS as of September 30, 2003 & 2002 and the related statements of income, stockholders' equity and cash flows for the twelve months ended September 30, 2003 & 2002 as well as the unaudited balance sheets as of June 30, 2004 & 2003 and the related statements of income, stockholders' equity and cash flow for the nine and three months ended June 30, 2004 & 2003 were included in the proxy statement on Form DEFM14A filed on September 10, 2004 and are incorporated here by reference.

(b)  Pro forma financial information.

     Attached hereto as Exhibit 99.4 are the unaudited pro forma condensed combined balance sheet of Orion HealthCorp, Inc., presented using SurgiCare's, IPS's, MBS's and DCPS's condition as of September 30, 2004 and the unaudited pro forma condensed combined statements of earnings of Orion HealthCorp, Inc., presented using SurgiCare's, IPS's and DCPS's results for the year ended December 31, 2003 and the nine months ended September 30, 2004 and MBS's results for the year ended September 30, 2003 and the nine months ended June 30, 2004.


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


(c) Exhibits - The following exhibits are furnished as part of this current report:

---------------- ---------------------------------------------------------------
 Exhibit Number   Description
---------------- ---------------------------------------------------------------
      99.1        Unaudited balance sheet of Integrated Physician Solutions,
                  Inc. as of September 30, 2004 and the related statements of income, redeemable convertible preferred stock and
                  stockholders' deficit and cash flows for the nine and three months ended September 30, 2004 & 2003. The audited balance sheets of IPS as of December 31, 2003 & 2002 and the related statements of income, redeemable convertible preferred stock and stockholders' deficit and cash flows for the years ended
                  December 31, 2003 & 2002 were included in the proxy statement of Form DEFM14A filed on September 10, 2004 and are
                  incorporated here by reference.
--------------------------------------------------------------------------------
      99.2        Unaudited balance sheet of Dennis Cain Physician Solutions,
                  Ltd. as of September 30, 2004 and the related statements of income, owner's equity and cash flows for the nine and three months ended September 30, 2004 & 2003. The audited balance sheets of DCPS as of December 31, 2003 & 2002 and the related statements of income, owner's equity and cash flows for the years ended December 31, 2003 & 2002 were included in the proxy statement on Form DEFM14A filed on September 10, 2004 and are incorporated here by reference.

--------------------------------------------------------------------------------
      99.3 Unaudited balance sheet of Medical Billing Services, Inc. as of September 30, 2004 and the related statements of income, stockholders' equity and cash flows for the twelve months ended September 30, 2004 & 2003. The audited balance sheets of MBS as of September 30, 2003 & 2002 and the related statements of income, stockholders' equity and cash flows for the twelve months ended September 30, 2003 & 2002 as well as the unaudited balance sheets as of June 30, 2004 & 2003 and the related statements of income, stockholders' equity and cash flow for the nine and three months ended June 30, 2004 & 2003 were included in the proxy statement on Form DEFM14A filed on September 10, 2004 and are incorporated here by reference.

--------------------------------------------------------------------------------
      99.4 Unaudited pro forma condensed combined balance sheet of Orion HealthCorp, Inc., presented using SurgiCare's, IPS's, MBS's and DCPS's condition as of September 30, 2004, and the unaudited pro forma condensed combined statements of earnings of Orion HealthCorp, Inc., presented using SurgiCare's, IPS's and DCPS's results for the year ended December 31, 2003 and the nine months ended September 30, 2004 and MBS's results for the year ended September 30, 2003 and the nine months ended June 30, 2004.
--------------------------------------------------------------------------------

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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ORION HEALTHCORP, INC.


Date: March 22, 2005                         By: /s/ Stephen H. Murdock
                                                 -------------------------------
                                                 Name: Stephen H. Murdock
                                                 Title: Chief Financial Officer



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


                                  EXHIBIT INDEX

---------------- ---------------------------------------------------------------
 Exhibit Number   Description
---------------- ---------------------------------------------------------------
      99.1        Unaudited balance sheet of Integrated Physician Solutions,
                  Inc. as of September 30, 2004 and the related statements of income, redeemable convertible preferred stock and
                  stockholders' deficit and cash flows for the nine and three months ended September 30, 2004 & 2003. The audited balance sheets of IPS as of December 31, 2003 & 2002 and the related statements of income, redeemable convertible preferred stock and stockholders' deficit and cash flows for the years ended
                  December 31, 2003 & 2002 were included in the proxy statement of Form DEFM14A filed on September 10, 2004 and are
                  incorporated here by reference.
--------------------------------------------------------------------------------
      99.2        Unaudited balance sheet of Dennis Cain Physician Solutions,
                  Ltd. as of September 30, 2004 and the related statements of income, owner's equity and cash flows for the nine and three months ended September 30, 2004 & 2003. The audited balance sheets of DCPS as of December 31, 2003 & 2002 and the related statements of income, owner's equity and cash flows for the years ended December 31, 2003 & 2002 were included in the proxy statement on Form DEFM14A filed on September 10, 2004 and are incorporated here by reference.

--------------------------------------------------------------------------------
      99.3 Unaudited balance sheet of Medical Billing Services, Inc. as of September 30, 2004 and the related statements of income, stockholders' equity and cash flows for the twelve months ended September 30, 2004 & 2003. The audited balance sheets of MBS as of September 30, 2003 & 2002 and the related statements of income, stockholders' equity and cash flows for the twelve months ended September 30, 2003 & 2002 as well as the unaudited balance sheets as of June 30, 2004 & 2003 and the related statements of income, stockholders' equity and cash flow for the nine and three months ended June 30, 2004 & 2003 were included in the proxy statement on Form DEFM14A filed on September 10, 2004 and are incorporated here by reference.

--------------------------------------------------------------------------------
      99.4 Unaudited pro forma condensed combined balance sheet of Orion HealthCorp, Inc., presented using SurgiCare's, IPS's, MBS's and DCPS's condition as of September 30, 2004, and the unaudited pro forma condensed combined statements of earnings of Orion HealthCorp, Inc., presented using SurgiCare's, IPS's and DCPS's results for the year ended December 31, 2003 and the nine months ended September 30, 2004 and MBS's results for the year ended September 30, 2003 and the nine months ended June 30, 2004.
--------------------------------------------------------------------------------

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